SCHEDULE 14A INFORMATION

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LCNB Corp.

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LCNB CORP.

P.O. Box 59

Lebanon, Ohio 45036

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 16, 2002

TO THE SHAREHOLDERS OF LCNB CORP.:

     You are cordially invited to attend the Annual Meeting of the Shareholders of LCNB Corp. ("LCNB") to be held on April 16, 2002 at 10:00 a.m. at the principal executive offices of LCNB at 2 North Broadway, Lebanon, Ohio 45036, for the purpose of considering and acting on the following:

1.

Election of four Class III directors to serve until the 2005 Annual Meeting.

2.

Approval and adoption of the LCNB Corp. Ownership Incentive Plan.

3.

Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 2002 will be entitled to vote at the meeting.

By Order of the Board of Directors

Stephen P. Wilson

President

March 15, 2002

IMPORTANT

A proxy statement and proxy are submitted herewith.  As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this annual meeting in person.  The proxy is revocable at any time prior to the exercise thereof by written notice to the company, and shareholders who attend the annual meeting may withdraw their proxies and vote their shares personally if they so desire.

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PROXY STATEMENT

LCNB CORP.

P.O. Box 59

Lebanon, Ohio 45036

ANNUAL MEETING OF SHAREHOLDERS

April 16, 2002

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of LCNB Corp. (also referred to as "LCNB" or the "Company"), in connection with the Annual Meeting of Shareholders to be held at 10:00 A.M. on April 16, 2002 at the principal executive offices of LCNB located at 2 North Broadway, Lebanon, Ohio 45036, or at any adjournments thereof.

The Meeting has been called for the following purposes: (i) to elect four Class III directors, each for a three-year term, (ii) to approve the LCNB Corp. Ownership Incentive Plan, and (iii) to transact any other business that may properly come before the Meeting or any adjournments thereof.

This Proxy Statement and the accompanying Notice of Meeting are being mailed to Shareholders on or about March 15, 2002.

REVOCATION OF PROXIES, DISCRETIONARY

AUTHORITY AND CUMULATIVE VOTING

LCNB Common Stock can be voted at the Meeting only if the shareholder is represented by proxy or is present in person.  Shareholders who execute proxies retain the right to revoke them at any time.  Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof.  Proxies may be revoked by (i) written notice to the Secretary of LCNB (addressed to: LCNB Corp., P.O. Box 59, Lebanon, Ohio 45036, Attention: Secretary); or (ii) by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting; or (iii) in open meeting at any time before it is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.  Where no instructions are indicated, properly executed proxies will be voted for the nominees for director set forth below and for the approval and adoption of the LCNB Corp. Ownership Incentive Plan. The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) the approval and adoption of the LCNB Corp. Ownership Incentive Plan, (iii) matters incident to the conduct of the Meeting and (iv) any other business that may properly come before the Meeting or any adjournments thereof.  At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting.  If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion, to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

PERSON MAKING THE SOLICITATION

The enclosed proxy is being solicited by LCNB and the cost of soliciting proxies will be borne by LCNB. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or facsimile by directors, officers and employees of LCNB who will receive no compensation in addition to their regular compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each of the shares of LCNB common stock (the "Common Stock") outstanding on March 1, 2002, the record date of the Meeting, is entitled to one vote on all matters coming before the meeting.  As of March 1, 2002 LCNB had 1,721,025 shares of Common Stock issued and outstanding.  Only shareholders of record on the books of the Company on March 1, 2002 will be entitled to vote at the meeting either in person or by proxy.  The presence at the Meeting of at least a majority of the shares, in person or by proxy, will be required to constitute a quorum at the Meeting.

Shareholders of LCNB have cumulative voting rights in connection with the election of directors if notice is given to the president, a vice-president or the secretary of LCNB, not less than 48 hours before the time fixed for holding the Meeting, that any shareholder desires that the voting be cumulative.  Cumulative voting rights enable a shareholder to cumulate his or her voting power to give one candidate as many votes as the number of directors to be elected multiplied by the number of shares of Common Stock owned by that person, or to distribute his votes on the same principal among two or more candidates as the shareholder sees fit.  If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion, to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

As of December 31, 2001, the wholly-owned subsidiary of LCNB, Lebanon Citizens National Bank (the "Bank"), beneficially owned 17.5% of LCNB's Common Stock through the operations of the Bank's Trust Department.  Besides the interest of the Bank, LCNB is not aware of any person, group or entity beneficially owning more than 5% of LCNB's Common Stock as of March 1, 2002.  Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security.

There has been no change in control of LCNB since the date of the holding company conversion in 1999 effected through the merger between LC Interim Bank, a wholly-owned subsidiary of the Company, and the Bank pursuant to which all of the shareholders of the Bank became all of the shareholders of the Company in the same proportion as their prior interests in the Bank.

The following table sets forth, as of December 31, 2001, the ownership of Common Stock by management of LCNB, including (i) the Common Stock beneficially owned by each director, nominee for director and named executive officer of LCNB and (ii) the Common Stock beneficially owned by all officers, directors and nominee for director as a group.

Name, Position(s) of Beneficial Owner or Director	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Outstanding
Stephen P. Wilson(2) Chairman, CEO, President	15,784(3)	0.89%
David S. Beckett Director	5,517	0.31%
Robert C. Cropper Director	81,795(4)	4.61%
Marvin E. Young Director	47,000(5)	2.65%
Kathleen Porter Stolle Director, Secretary	12,070(6)	0.68%
Corwin M. Nixon Director	6,700	0.38%
George L. Leasure Director, Assistant Secretary	5,730(7)	0.32%
William H. Kaufman Director	18,379(8)	1.04%
James B. Miller Director	25,550(9)	1.44%
Howard E. Wilson(2) Director	58,000(10)	3.27%
D.J. Benjamin Jackson Executive Vice President	7,700(11)	0.43%
Bernard H. Wright, Jr. Executive Vice President	10,482(12)	0.59%
All directors and officers as a group (12 persons)	294,707	16.59%

(1) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days.  The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission is to be aggregated with that of the Director or officer whose share ownership is shown.

(2) Stephen P. Wilson is the son of Howard E. Wilson.

(3) Includes 13,534 shares held jointly with Mr. Wilson’s spouse. Does not include 59,800 shares held as Trustee of revocable grantor trusts created by family members.

(4) Includes 1,400 shares owned by Mr. Cropper's spouse.  All shares are held in revocable trusts.

(5) Includes 23,500 shares owned by Mr. Young's spouse.  All shares are held in revocable trusts.

(6) Includes 7,600 shares held in an irrevocable trust of which Mrs. Stolle is one of several beneficiaries.

(7) Includes 4,930 shares held jointly with Mr. Leasure's spouse and 400 shares owned by Mr. Leasure's spouse.

(8) Includes 7,300 shares held in trust, 4,200 shares held jointly with Mr. Kaufman's spouse, 1,150 shares owned by Mr. Kaufman's spouse, 400 shares owned by Mr. Kaufman's daughter, 1,110 shares owned by Mr. Kaufman’s son, and 380 shares held in trust for Mr. Kaufman's daughter.

(9) Includes 9,020 shares owned by Mr. Miller's spouse.

(10) Includes 28,900 shares held in a revocable grantor trust and 28,900 shares owned by Mr. Wilson's spouse and also held in a revocable grantor trust.

(11) Includes 1,700 shares held by Mr. Jackson's spouse.

(12) Includes 810 shares held by Mr. Wright’s spouse, 11 shares owned by Mr. Wright’s daughter, and 11 shares owned by Mr. Wright’s son. Does not include 26,400 shares held as Co-Trustee of a charitable trust, 1,500 shares held as Co-trustee of an irrevocable family trust or 665 shares held by an investment partnership in which Mr. Wright holds a 10.2% general partnership interest.

ELECTION OF DIRECTORS

LCNB's Regulations provide that its business shall be managed by a board of directors of not less than five and not more than fifteen persons.  The shareholders, pursuant to LCNB's Regulations, have established the number of directors at ten. LCNB's Regulations divide such directors into three classes as nearly equal in number as possible and set their terms at three years.

Assuming that at least a majority of the issued and outstanding Common Shares are present at the Meeting so that a quorum exists, the four nominees for director of LCNB receiving the most votes will be elected as directors.

The Board of Directors has nominated:

George L. Leasure

William H. Kaufman

James B. Miller

Howard E. Wilson

to serve as Class III directors until the 2005 Annual Meeting of Shareholders and until their respective successors are elected and qualified.  George L. Leasure, William H. Kaufman, James B. Miller and Howard E. Wilson are incumbent directors whose present terms will expire at the Meeting.

It is intended that Common Shares represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.) If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors.  The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.  At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting.  If any shareholder properly demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

The following table sets forth information concerning the nominees for Class III directors of LCNB.

Nominees for Directors

Name	Age	Principal Occupation	Positions Held with LCNB	Director of LCNB or Bank Since	Term to Expire
George L. Leasure	69	President and Director of Ghent Manufacturing, Inc. and Ghent Transportation, Inc.	Director, Assistant Secretary	1994	2002
William H. Kaufman	58	Attorney at Law	Director	1982	2002
James B. Miller	75	Director of Mound Steel Corp.	Director	1980	2002
Howard E. Wilson	74	Retired (former CEO and Chairman of the Board of the Bank)	Director	1968	2002

The Board of Directors recommends that Shareholders vote "for" the election of the nominees.

APPROVAL AND ADOPTION OF THE LCNB CORP. OWNERSHIP INCENTIVE PLAN

The Board of Directors of the Company, in January 2002, approved the LCNB Corp. Ownership Incentive Plan (the “Plan”) and directed that the Plan be presented to the shareholders for their approval and adoption. The Plan permits the grant of 50,000 shares of the Company’s common stock through ownership incentives to key employees of the Company and its subsidiaries.

The overall purpose of the Plan is to secure the benefits of incentives inherent in ownership of shares by key employees, to encourage employees to increase their interest in the future growth and prosperity of the Company, to stimulate and sustain constructive and imaginative thinking, to further the identity of interest of those who hold positions of major responsibility in the Company with the interests of the Company’s owners, and to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent employees.

The following information is a brief summary of certain provisions of the Plan. The complete text of the Plan is attached to this Proxy Statement as Exhibit A and reference is made to Exhibit A for full particulars.

The Plan will become effective as of the date it is approved and adopted by the shareholders of the Company. If approved, the Plan will terminate on April 16, 2012. The Board of Directors may discontinue the Plan at any time; however, any outstanding unexercised options will continue to be exercisable in accordance with their terms.

The Plan will be administered by the entire Board of Directors. The Board of Directors will select the participants, decide the type of each option, determine the number of shares with respect to which options are granted, set the option price for such shares subject to the terms of the Plan and set the performance objectives, if any, for each participant. The persons eligible to receive stock options under the Plan are the eligible employees of the Company and its subsidiaries. The term “eligible employee” refers to any employee of the Company and its subsidiaries who in the opinion of the Board of Directors can and does contribute significantly to the growth and successful operations of the Company and its subsidiaries.  Although the Plan allows the flexibility for the Board of Directors to consider all levels of employees, which may be considered in the future, upon the initial implementation of the Plan, it is anticipated that the Board of Directors will grant benefits under the Plan to only the five Executive Officers of the Company.

The options granted under the Plan may be either “incentive options” or “non-qualified options.” An incentive option is one that meets the provisions of Section 422 of the Internal Revenue Code of 1986, as amended. Any option not designated as an incentive option is a non-qualified option.

Appropriate adjustments in the number of shares which can be issued, the number of shares covered by outstanding options, the option price of such shares and the price to be paid by the Company for shares issued pursuant to options which are subject to a right of the Company to reacquire such shares will be made to give effect to changes in the Company’s capitalization pursuant to mergers, consolidations, stock splits, stock dividends, etc. Additional clarifying language is also included to the effect that in the event of reorganization, merger or consolidation in which the Company is not the surviving corporation, the Company may cause the acquiring entity to assume the obligations of the Plan and substitute options in the acquiring entity for the options granted under the Plan. In addition, in the event the Company acquires another company pursuant to a reorganization, merger or consolidation in which the Company or a subsidiary of the Company is the surviving corporation, then the Company may issue replacement options for those options under a plan of the non-surviving party, whose stock subject to the old option may no longer be issued.

There is no limit on the aggregate number of shares for which options may be granted to any single participant during a single calendar year or over the life of the Plan. The option price for any option granted under the Plan will not be less than 100% of the fair market value of the Company’s common stock on the date the option is granted. However an incentive option granted to a person who, on the date of grant, owns 10% or more of the shares of voting stock of the Company or its subsidiaries must have an option price of not less than 110% of the fair market value of the Company’s common stock on the date the option is granted.

Options granted to a participant under the Plan are generally not exercisable for the first year after the date of grant. They are exercisable with respect to 20% of the shares covered after the end of the first year after the date of grant and are exercisable with respect to 40% of the shares covered after the end of two years. Three years after the date of grant the options are exercisable with respect to 60% and are exercisable with respect to 80% of the shares covered after the end of four years. Five years after the date of grant the options are exercisable in full. In any event, all options granted under the Plan will expire no later than ten years from the date of grant, except that an incentive option granted to a person who owns 10% or more of the shares of voting stock of the Company or its subsidiaries must expire not more than five years after its grant.

Each Option granted to an employee will be exercisable during the life of the optionee and, after the optionee’s death, only by the optionee’s estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution.  The exercisable portion of any outstanding option will also terminate within thirty days following the termination of employment, unless termination of employment was by reason of cause, resignation with the consent of the Board of Directors, death, incapacity or retirement under a retirement plan of the Company. In the event an optionee is terminated from employment with the Company "for cause" as it is defined in the Plan, the exercisable portion of the option will terminate immediately upon such termination of employment. If an optionee resigns from the Company with the consent of the Board of Directors, the exercisable portion of the option will terminate three months after the optionee ceases to be an employee subject to certain limitations contained in the Plan.  If an optionee ceases to be an employee by reason of death, incapacity or retirement under the provisions of any retirement plan of the Company or any subsidiary, the unexercised portion of the option will immediately become vested and exercisable and will terminate unless it is exercised before the earlier of the expiration date of the option or within fifteen months of such termination of employment.

Notwithstanding the option vesting schedule described above, during the period beginning three months prior to the effective date of any change of control of the Company and ending on the first anniversary of such a change of control, one hundred percent of the options granted under the Plan which have then been outstanding for at least six months shall be exercisable by the optionee in the event that (i) the optionee's status as an employee is involuntarily terminated by the Company or a subsidiary for any reason other than for cause, or (ii) the optionee voluntarily terminates his or her status as an employee as the result of a material reduction in the optionee's duties, title or compensation from the Company. A change in control is defined to have occurred if, without prior Board approval, (i) any person (individual, entity or group) becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, or (ii) as a result of, or in connection with, or within two years following, a tender or exchange offer for the voting stock of the Company, a merger or other business combination to which the Company is a party, the sale or other disposition of all or substantially all of the assets of the Company, a reorganization of the Company, a proxy contest in connection with the election of members of the Board of Directors, or the persons who were directors of the Company immediately prior to any of such transactions cease to constitute a majority of the Board of Directors or of the board of any successor to the Company (except for resignations due to death, disability or normal retirement).

Exercise of an option is conditioned on an optionee’s payment in full for the shares to be purchased in cash.  An option is not transferable, except by will or by the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

The Board of Directors may amend the Plan. The Board of Directors may also, by a resolution adopted by a majority of the entire Board of Directors, discontinue the Plan. However, no amendment or discontinuance of the Plan by the Board of Directors may, without the consent of the optionee, adversely affect any option previously granted to the optionee.

No taxable income for federal income tax purposes results from the exercise of an incentive option at the time of exercise. Any gain realized on the sale of stock acquired on exercise of an incentive option is considered as long-term capital gain for federal income tax purposes if the stock has been held at least one year after it was acquired on exercise of the option and if at least two years have expired after the grant of the option.  Except as hereafter indicated, the Company is not entitled to any deduction with respect to the grant or exercise of any incentive option. If the stock is sold or otherwise disposed of within one year after the exercise or within two years after the grant, any appreciation at the date of exercise above the option price is treated, subject to certain limitations, as “ordinary” income for federal income tax purposes. Any appreciation after the date of exercise is considered as long or short-term capital gain to the optionee depending upon whether or not the stock was held longer than six months. The amount of ordinary income received by the optionee generally is treated as a tax deductible expense to the Company.

Gain taxable as ordinary income to the optionee is generally deemed to be realized at the date of exercise of a non-qualified option, the amount of gain on each share being the difference between the market price on the date of exercise and the option price. This amount is generally treated as a tax deductible expense to the Company at the time of exercise. Any appreciation in the value of the stock after the date of exercise is considered as long or short-term capital gain, depending on the length of time the stock is held by the optionee prior to the time of its sale.

No determination has been made with respect to future recipients of options under the Plan, and no options are currently outstanding under the Plan.  It is impossible at the present time to indicate specifically the names and positions of persons to whom future options will be granted, or the number of shares, within the limitations of the Plan, to be covered by such options. Currently, the Company foresees granting options as incentives to eligible employees; however, the Plan also permits the Board of Directors, in its discretion, to grant appreciation rights, share awards or a combination of options, appreciation rights and/or share awards as incentives to eligible employees.

The proceeds of the sale of Common Stock upon the exercise of options issued under the Plan constitute general funds of the Company and may be used by it for any purpose.

The proposal to approve and adopt the Plan is contained in the following resolution which will be submitted to the shareholders for adoption at the Annual Meeting. The affirmative vote of the holders of a majority of the Company’s common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to adopt the resolution. Proxies will be voted in favor of the following resolution unless otherwise instructed by the shareholders. The Board of Directors recommends the adoption of the resolution.

The resolution states:

RESOLVED, that the LCNB Corp. Ownership Incentive Plan in the form attached as Exhibit A to the Proxy Statement relating to this Annual Meeting of Shareholders be, and it hereby is, approved and adopted.

DIRECTORS AND EXECUTIVE OFFICERS

To LCNB's knowledge, no director, officer or affiliate of LCNB, owner of record or beneficially of more than 5% of LCNB's Common Stock, or any associate of any such director, officer, affiliate of LCNB or security holder, is an adverse party to LCNB or any of its subsidiaries or has a material interest that is adverse to LCNB or any of its subsidiaries.

The following table sets forth information concerning the directors of LCNB and the executive officers of LCNB.  Included in the table is information regarding each person's principal occupation or employment during the past five years.

Directors and Executive Officers

Name, Age	Principal Occupation	Positions Held with LCNB	Director of LCNB or Bank Since	Term to Expire
Stephen P. Wilson, 51(1)	Banker and President, CEO and Chairman of the Board of the Bank	Director, President, Chairman of the Board	1982	2003
Marvin E. Young, 86	Attorney at Law	Director	1958	2004
Kathleen Porter Stolle, 54	Attorney at Law and President of Elkay Projects, Inc.	Director, Secretary	1994	2004
Corwin M. Nixon, 88	President of Miami Valley Trotting, Inc. and President of Raceway Foods, Inc.	Director	1967	2004
George L. Leasure, 69	President and Director of Ghent Manufacturing, Inc. and Ghent Transportation, Inc.	Director, Assistant Secretary	1994	2002
William H. Kaufman, 58	Attorney at Law	Director	1982	2002
James B. Miller, 75	Director of Mound Steel Corp.	Director	1980	2002
Howard E. Wilson, 74(1) Robert C. Cropper, 61 David S. Beckett, 30	Retired (former CEO and Chairman of the Board of the Bank) Private investor; retired Director and Vice President of Ralph J. Stolle Co. President and Director of Dakin Insurance Agency, Inc.	Director Director Director	1968 2000 2000	2002 2003 2003
D.J. Benjamin Jackson, 54	Banker	Executive Vice President, Senior Lending Officer	NA	NA
Bernard H. Wright, Jr., 53	Banker	Executive Vice President, Trust Officer	NA	NA
Steve P. Foster, 49	Banker	Executive Vice President, Chief Financial Officer	NA	NA
Donald E. Williams, 63	Banker	Executive Vice President, Cashier	NA	NA

___________________________________________

(1) Stephen P. Wilson is the son of Howard E. Wilson.

________________________________________

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LCNB has engaged and intends to continue to engage in the lending of money through the Lebanon Citizens National Bank (the "Bank"), its wholly-owned subsidiary, to various directors and officers of the Company.  These loans to such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or other unfavorable features.

In addition to those banking transactions conducted in the ordinary course, the following related transactions were conducted.  Each of these transactions was made on terms similar to those that could have been negotiated with an unaffiliated third party.

The Bank retained the law firm of Kaufman & Florence during 2001 for legal services in connection with various matters arising in the course of the Bank's business.  William H. Kaufman is a partner in Kaufman & Florence.  Additionally, customers of the Bank are charged for certain legal services provided by Mr. Kaufman's firm in the preparation of various documents.  The Bank contemplates using Mr. Kaufman's firm in the future on similar terms, as needed.

The Bank retained the law firm of Young & Hubbell during 2001 for legal services in connection with various matters arising in the course of the Bank's business.  Marvin E. Young is a partner in Young & Hubbell.  Additionally, customers of the Bank are charged for certain legal services provided by Mr. Young's firm in the preparation of various documents.  The Bank contemplates using Mr. Young's firm in the future on similar terms, as needed.

Howard Wilson retired as President of the Bank in 1992.  Prior to his retirement, Mr. Wilson entered into a contract with the Bank to defer portions of his compensation until after retirement.  Mr. Wilson received payments under the terms of that agreement in 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires LCNB's officers and directors and persons who own more than 10% of a registered class of LCNB's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required to furnish LCNB with copies of all Section 16(a) forms they file. During 2001, Don Williams inadvertently filed Form 4, reporting change of ownership, past the due date for such filings. Based solely on LCNB's review of the Section 16(a) forms received by it and by statements of officers and directors concerning their compliance with the applicable filing requirements and with the exception of Don Williams, the officers, directors and greater than 10% beneficial owners of LCNB have complied with all applicable filing requirements.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

In the fiscal year ended December 31, 2001, the Board of Directors met on six occasions. The  directors attended at least 83% of such meetings.  Directors do not receive any compensation from LCNB for their service on the Board of Directors of LCNB. Each director of LCNB also serves as a director of Lebanon Citizens National Bank of Lebanon Ohio, the banking subsidiary of LCNB, which meets on a weekly basis, for which each is compensated at a rate of $1,173.00 per month.

The Company has an Audit Committee that serves in a dual capacity as the Audit Committee of the Bank. The members of the Audit Committee are James B. Miller, Robert C. Cropper, and George L. Leasure who met a total of sixteen times in 2001.  All of the members of the Audit Committee are independent directors.  The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit, and reviews the adequacy of the Bank's internal accounting controls. The Board of Directors of the Company have adopted a written charter for the Audit Committee.

The Bank also has a Building Committee, Appraisal Committee, Trust Committee, Bond Committee and Loan Committee.  The Building Committee, Appraisal Committee, Bond Committee and Loan Committee each meet as needed, while the Trust Committee meets on a weekly basis.  The Building Committee reviews the facility needs and repair and improvement issues of the Bank and its branch and other office buildings.  The members of the Building Committee are Stephen P. Wilson, Howard E. Wilson, Corwin M. Nixon, David S. Beckett, and William Kaufman.  The Appraisal Committee reviews the appraisals conducted by the Bank's real estate appraisers to insure that the appraisals are consistent and accurate.  The members of the Appraisal Committee are Stephen P. Wilson, D. J. Benjamin Jackson and Timothy Sheridan.  The Trust Committee reviews the various trusts accepted by the Trust Department of the Bank, reviews trust investments and advises the trust officers in department operations.  The members of the Trust Committee are Stephen P. Wilson, Howard E. Wilson, Kathleen Porter Stolle, Marvin E. Young, Bernard H. Wright, Jr., Leroy F. McKay, Robert C. Cropper, S. Diane Ingram, Melanie K. Crane, and Steve P. Foster.  The Bond Committee reviews the adequacy of the Bank's blanket bond coverage and recommends any changes in coverage to the Board of Directors of the Bank.  The Bond Committee consists of the entire Board of Directors of the Bank.  The Loan Committee reviews the lending procedures of the Bank and reviews and approves requests for loans in excess of the established lending authority of the officers of the Bank.  The Loan Committee consists of the entire Board of Directors of the Bank.

Neither the Company nor the Bank has a designated nominating committee or compensation committee.  Decisions concerning nominees for each Board of Directors are made by the respective Boards, while decisions concerning director and executive compensation are made by the Board of Directors of the Bank.

AUDIT COMMITTEE REPORT

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.

Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”).  The Company’s independent auditors are responsible for auditing those financial statements.  Our responsibility is to monitor and review these processes.  It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.  We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.  Therefore, we have relied on management’s representation and upon the findings of the independent auditor that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company’s financial statements.  Our oversight  does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP or that the audit of our Company’s financial statements has been carried out in accordance with generally accepted accounting auditing standards.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.  The committee has also reviewed and discussed with J.D. Cloud & Co. LLP ("J.D. Cloud"), their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented and, as required, has discussed with J.D. Cloud its independence.

Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

This report has been provided by the Audit Committee:

James B. Miller

Robert C. Cropper

George L. Leasure

#

MARKET PRICE OF STOCK AND DIVIDEND DATA

LCNB had approximately 592 registered holders of its Common Stock as of December 31, 2001.  The number of shareholders includes banks and brokers who act as nominees, each of whom may represent more than one shareholder.  The Common Stock is currently traded on the Nasdaq Over-The-Counter Bulletin Board service under the symbol “LCNB”.  Several market-makers facilitate the trading of the shares of Common Stock.  Trade prices for shares of LCNB Common Stock, reported through registered securities dealers, are set forth below.  Trades have occurred during the periods indicated without the knowledge of LCNB.  The trade prices shown below are interdealer without retail markups, markdowns or commissions.

2001	High	Low
First Quarter	$38.875	$32.50
Second Quarter	$42.00	$33.00
Third Quarter	$41.00	$38.00
Fourth Quarter	$42.50	$39.55

2000
First Quarter	$70.00	$40.00
Second Quarter	$45.00	$40.00
Third Quarter	$42.00	$37.00
Fourth Quarter	$40.00	$34.00

The following table presents cash dividends per share declared and paid in the periods shown:

	2001	2000
First Quarter	$0.45	$0.30
Second Quarter	0.45	0.30
Third Quarter	0.45	0.30
Fourth Quarter	0.50	0.90

Total	$1.85	$1.80

#

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes, for the fiscal years indicated, all annual compensation earned by or granted to the Company's Chief Executive Officer and the most highly compensated executive officers whose salary exceeds $100,000, for all services rendered to the Company in all capacities (the "named executives").  The named executives are employees of the Bank, the wholly-owned subsidiary of LCNB, and managers of both LCNB and the Bank.  This table reflects annual compensation earned by each of the named executives as a result of their service to LCNB and the Bank.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Comp. (1)	Rest. Stock Award	Securities Underlying Options/SAR (#)	LTIP Payouts	All Other Compensation
Stephen P. Wilson, Chairman, President and Chief Executive Officer	2001 2000 1999	$164,300 $155,000 $150,000	$20,150 $26,750 $28,250	$31,608 $30,601 $28,488	NA NA NA	NA NA NA	NA NA NA	NA NA NA
D.J. Benjamin Jackson, Executive Vice President	2001 2000 1999	$100,650 $ 95,000 $ 90,000	$12,350 $18,050 $18,950	$ 863 $ 939 $ 3,849	NA NA NA	NA NA NA	NA NA NA	NA NA NA
Bernard H. Wright, Jr., Executive Vice President	2001 2000 1999	$ 90,100 $ 85,000 $ 80,000	$11,050 $11,600 $17,400	$ 6,067 $ 5,481 $ 4,555	NA NA NA	NA NA NA	NA NA NA	NA NA NA

(1)

Other Annual Compensation includes amounts for health and long-term disability insurance, a supplemental retirement plan and Dakin Insurance Directors’ fees for the three named executives, and amounts for the personal use of a vehicle owned by the Bank by Mr. Wilson and amounts for a supplemental retirement plan for Mr. Wilson.

Defined Benefit Plan Disclosure

In 1954, the Bank adopted the Lebanon Citizens National Bank Employees Pension Plan that has been amended from time to time to comply with changes in the law (the "Plan").  The Plan is a defined benefit plan that is available to substantially all of the salaried employees of the Bank.  An employee is eligible to participate in the Plan on the July 1st after the attainment of age 21, the completion of 12 months of service, and the completion of at least 1,000 hours of service to the Bank.  Participants are eligible for normal retirement after age 65 or the completion of five years of participation in the Plan, whichever is later.  Participants may elect early retirement upon reaching age 60.  The Plan provides a monthly retirement benefit to Bank employees upon retirement in an amount equal to 50% of the participant's average monthly compensation.  A participant's average monthly compensation is based on the five consecutive years of a participant's employment with the Bank that produce the highest monthly average.  Benefits are not reduced by Social Security payments or by payments from other sources and are payable in the form of a life annuity (ten years certain).  Stephen P. Wilson has 26 years of service under the Plan.  D.J. Benjamin Jackson has 27 years of service under the Plan. Bernard H. Wright, Jr. has 24 years of service under the Plan. The following table reflects annual benefits payable to an employee based upon the average annual compensation levels and years of service.

	Years of Service at Age 65
Average Annual Compensation	10	15	20	25	30
$50,000	$16,667	$25,000	$25,000	$25,000	$25,000
$75,000	$25,000	$37,500	$37,500	$37,500	$37,500
$100,000	$33,333	$50,000	$50,000	$50,000	$50,000
$125,000	$41,667	$62,500	$62,500	$62,500	$62,500
$150,000	$50,000	$75,000	$75,000	$75,000	$75,000
$170,000(1)	$56,667	$85,000	$85,000	$85,000	$85,000

(1) The maximum annual compensation under Internal Revenue Code Section 401(a)(17) for 2001 is $170,000.  Annual compensation in excess of the limitation defined in Section 401(a)(17) is not included in determining average annual compensation for benefit purposes.  The annual compensation limit is subject to annual adjustments based on changes in the Consumer Price Index.

The Bank also maintains a supplemental retirement plan for the Chief Executive Officer.  Stephen P. Wilson will receive an estimated annual benefit of $83,250.00 upon retirement at the normal retirement age.  Monthly benefits are determined by calculating 2 ½% of the executive’s highest monthly average compensation and multiplying that sum by the lesser of the executive’s years of service or ten. This benefit is paid in 120 monthly payments.

Board Of Directors Of The Bank Report On Executive Compensation

LCNB has no direct employees.  All officers and other persons performing services for LCNB are employees of the Bank.  The Board of Directors of the Bank (the "Bank Board") is responsible for developing the Bank's executive compensation principles, policies and programs, including the compensation to be paid to the Chief Executive Officer and the amount paid to each of the other executive officers of the Company and the Bank, including the other named executives.  Stephen P. Wilson, the Chief Executive Officer and President of both the Bank and the Company, participates in the deliberations of the Bank Board concerning executive officer compensation.

The Bank's compensation programs are designed to provide its executive officers with market competitive salaries and the opportunity to earn incentive compensation related to performance expectations identified by the Bank Board.  The objectives of the Bank's executive compensation program are to:

(a)

Provide a direct link between executive officer compensation and the interests of LCNB, the Bank's sole shareholder, and LCNB's shareholders by making a portion of executive officer compensation dependent upon the financial performance of the Company and the Bank;

(b)

Support the achievement of the Bank's annual and long-term goals and objectives as determined annually by the Bank Board;

(c)

Establish base salaries targeted at a median level for comparable positions within a comparison group of companies in the banking industry (the "Comparison Group"), with incentive opportunities designed to pay total compensation that are above average for outstanding Bank performance; and

(d)

Provide compensation plans and arrangements that encourage the retention of better-performing executives.

The Bank's executive compensation policies seek to provide an opportunity for compensation that varies with performance and which compares favorably to levels provided to executives within the Comparison Group.

The Bank Board seeks to set base salaries for the Company's and the Bank's executive officers at levels which are competitive with median levels for executives with similar roles and responsibilities within the Comparison Group.  In setting annual salaries for individuals, the Bank Board first considers the compensation paid for similar positions in the banking industry and the executive's experience, level and scope of responsibility as a benchmark reference.  The Bank Board then considers the individual performance of the executive measured against the Bank Board's expectations in developing its salary increase recommendations.

The compensation of executive officers of the Company and the Bank includes (i) base salary, (ii) annual cash bonuses, and (iii) other annual compensation in the form of fringe benefits such as use of a vehicle.  Executive officers also receive various benefits generally available to all employees of the Company, such as participation in a defined benefit plan and medical plans.

The Board of Directors of Lebanon Citizens National Bank:

Stephen P. Wilson	Robert C. Cropper	William H. Kaufman	Dave S. Beckett
George L. Leasure	James B. Miller	Corwin M. Nixon
Kathleen Porter Stolle	Howard E. Wilson	Marvin E. Young

PERFORMANCE GRAPH

The graph below provides an indicator of cumulative total shareholder returns for the Company as compared with the Nasdaq Total US Index, the SNL $250M - $500M Bank Stock Index, and the SNL Midwest OTC-BB and Pink Sheet Banks. This graph covers the period from December 31, 1998 through December 31, 2001.   The cumulative total shareholder returns included in the graph for December 31, 1999, December 31, 2000, and December 31, 2001 reflect the returns for the shares of common stock of LCNB.  The information provided in the graph assumes that $100 was invested on December 31, 1998 in LCNB common stock, the Nasdaq Total US Index, the SNL $250M - $500M Bank Stock Index, and the SNL Midwest OTC-BB and Pink Sheet Banks and that all dividends were reinvested.

[PERFORMANCE GRAPH]

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected by the Board of Directors for the current year is J.D. Cloud & Co., LLP, 1100 Mercantile Center, 120 East Fourth Street, Cincinnati, Ohio.  A representative of the principal accountant will be present at the Annual Shareholders Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by J.D. Cloud for professional services rendered for the audit of the Company's financial statements for the most recent fiscal year were $65,500.00.

Tax Fees

The aggregate fees billed by J.D. Cloud for tax related services was $15,435.00.

Financial Information Systems Design and Implementation and Other Services

There were no services rendered in connection with financial information systems design and implementation. The aggregate fees billed by J.D. Cloud for non-audit services and all other fees for services rendered to the Company for the most recent fiscal year were $87,650.00.

The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by J.D. Cloud to the Company is compatible with maintaining J.D. Cloud's independence.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Meeting and does not intend to bring other matters before the Meeting.  However, if other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

In order for any shareholder proposals for the 2003 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement relating to that meeting to be presented for shareholder action at that meeting, they must be received by the Secretary of the Company at P.O. Box 59, Lebanon, Ohio 45036, prior to November 16, 2002.  The form of proxy distributed by the Company with respect to the 2003 Annual Meeting of Shareholders may include discretionary authority to vote on any matter which is presented to the shareholders at the meeting (other than management) if the Company does not receive notice of that matter at the above address prior to November 16, 2002.

By Order of the Board of Directors

Stephen P. Wilson

Chairman, President and Chief Executive Officer

PROXY CARD

LCNB CORP.

P.O. Box 59

Lebanon, Ohio 45036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints W. Jean Bell, E. James Cochran and Keith C. Nixon, and each of them, with full power of substitution, as proxies to vote, as designated below, for and in the name of the undersigned all shares of stock of LCNB Corp. which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said Company scheduled to be held on April 16, 2002 at 10:00 a.m. at 2 North Broadway, Lebanon, Ohio or at any adjournments or recesses thereof.

Please mark X in the appropriate box.  The Board of Directors recommends a FOR vote on each proposal.

1.

Election of Directors.

[ ]  FOR all nominees listed below

[ ]  WITHHOLD AUTHORITY (except as marked to the contrary below)

George L. Leasure

William H. Kaufman

James B. Miller

Howard E. Wilson

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

______________________________________________________

2.

Approval and Adoption of the LCNB Corp. Ownership Incentive Plan.

RESOLVED, that the LCNB Corp. Ownership Incentive Plan in the form attached as Exhibit A to the Proxy Statement relating to this Annual Meeting of Shareholders be, and it hereby is, approved and adopted.

[  ]  For

[  ] Against

[  ] Withhold

3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

(Continued from other side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR the election of Directors and FOR the approval and adoption of the LCNB Corp. Ownership Incentive Plan.

ALL FORMER PROXIES ARE HEREBY REVOKED.

_______________________________

(Signature of Shareholder)

_______________________________

(Signature of Shareholder)

(Please sign exactly as your name  appears hereon. All joint owners should sign.  When signing in a fiduciary capacity or as a corporate officer, please give your full title as such)

Dated: _______________, 2002

Exhibit A

LCNB CORP.

OWNERSHIP INCENTIVE PLAN

1.

Purposes:  The purposes of this Plan are (i) to secure for LCNB Corp. and its Subsidiaries (collectively, the "Company") the benefits of incentives inherent in ownership of Shares by Eligible Persons, (ii) to encourage Eligible Persons to increase their interest in the future growth and prosperity of the Company and to stimulate and sustain constructive and imaginative thinking by Eligible Persons, (iii) to further the identity of interest of those who hold positions of major responsibility in the Company with the interests of the Company’s owners, and (iv) to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent, Eligible Persons.

2.

Definitions:  Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this Section 2.

a.

Agreement: An Agreement between the Company and an Eligible Person which describes the number and terms of the Ownership Incentives granted to an Eligible Person pursuant to the Plan.

b.

Appreciation Right:  A right to receive cash having an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise of such right over the Fair Market Value of one such Share on the date of grant of such right.

c.

Board of Directors:  The Board of Directors of LCNB Corp.

d.

Cause: Cause shall mean the occurrence, as determined by the Board of Directors in its sole and absolute discretion, of any of the following:

i.

the failure (other than a failure resulting from an Eligible Person’s incapacity due to physical illness) by an Eligible Person to perform such duties as are reasonably imposed on him by the Board of Directors or responsible officer(s) of the Company in its or their sole and absolute discretion, the Eligible Person’s violation of the Plan, an Agreement or any applicable employment or consulting agreement, as determined by the Board of Directors in its sole and absolute discretion.

ii.

the willful and continued engagement by an Eligible Person in conduct which the Eligible Person knows or reasonably should know is contrary to the best interests of the Company, as determined by the Board of Directors in its sole and absolute discretion;

iii.

an Eligible Person’s conviction of a felony which involves moral turpitude or which materially impairs such Eligible Person’s ability to perform his or her duties with the Company as determined by the Board of Directors in its sole and absolute discretion; or

iv.

the Eligible Person’s engaging in conduct which violates any applicable law, governmental regulation or governmental executive order, which could reasonably be expected to subject the Company to a material penalty or substantial damages (for example, but without limitation thereto, sexual harassment or illegal discrimination).

e.

Change of Control:  The event which shall be deemed to have occurred if either (i) after the date this Plan is adopted by the Board of Directors, any “person” becomes a beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting shares; or (ii) without prior approval of the Board of Directors, as a result of, or in connection with, or within two years following, a tender or exchange offer for the shares of the Company, a merger or other business combination to which the Company is a party, the sale or other disposition of all or substantially all of the assets of the Company, a reorganization of the Company, a proxy contest in connection with the election of members of the Board of Directors, or the persons who were members of the Board of Directors immediately prior to any of such transactions cease to constitute a majority of the Board of Directors or of the board of any successor to the Company (except for resignations due to death, disability or normal retirement).  For purposes of this definition, a person shall be deemed the “beneficial owner” of any shares (i) which such person or any of its Affiliates or Associates, as defined below, beneficially owns, directly or indirectly; or (ii) which such person or any of its Affiliates or Associates, has directly or indirectly, (I) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (II) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares in the Company. For purposes of this Plan, a  “person” shall mean any individual, firm, company, partnership, other entity or group, and the terms “Affiliate” or “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect on the date the Plan is approved by the Board of Directors of the Company and becomes effective.  Provided however, that a Change of Control shall not be deemed to have resulted from any transfer (i) to the Company, (ii) to a fiduciary for the benefits of the transferring owner or his spouse or lineal descendants, or (iii) by will or by operation of the laws of descent and distribution.

f.

Company: LCNB Corp., an Ohio corporation, and its Subsidiaries.

g.

Eligible Person: A key employee who in the opinion of the Board of Directors can and does contribute significantly to the growth and successful operations of the Company.  The recommendation of the grant of an Ownership Incentive to a key employee by the Board of Directors shall be deemed a determination by the Board of Directors that such person is an Eligible Person.

h.

Fair Market Value: The value of a Share as most recently determined by the Board of Directors in good faith in accordance with the method approved by the Board of Directors.

i.

Incentive Option.  An Option granted under this Plan which is designated to be an incentive stock option under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended.  Any provisions elsewhere in this Plan or in any Agreement awarding such Incentive Option which would prevent such Option from being an incentive stock option may be deleted and/or voided retroactively to the date of the granting of such Option, by action of the Board of Directors.

j.

Nonqualified Option.  An Option granted under this Plan which is not an Incentive Option.  Nonqualified Options shall not be affected by any actions taken retroactively as provided above with respect to Incentive Options.

k.

Option:  An option to purchase Shares which is granted to an Eligible Person under this Plan pursuant to the terms of an Agreement, and which may take the form either of an Incentive Option or a Nonqualified Option.

l.

Ownership Incentive:  An Ownership Incentive granted under this Plan in one of the forms provided for in Section 3.

m.

Performance Objectives:  Stated criteria which may, but need not be, set forth in an Agreement at the discretion of the Board of Directors, the successful attainment of which is specified in the Agreement as a condition precedent to the issuance, transfer or retention of some or all of the Shares to be issued pursuant to the Ownership Incentive(s) described in the Agreement.  Performance Objectives may be personal and/or organizational in nature and, at the discretion of the Board of Directors, may include, but need not be limited to, objectives determined by reference to or changes in (i) the Fair Market Value, book value or earnings of Shares, or (ii) sales and revenues, income, profits and losses, return on capital employed, or net worth of the Company (on a consolidated or unconsolidated basis) or of any or more of its groups, divisions, Subsidiaries or departments, or (iii) a combination of two or more of the foregoing or other factors.

n.

Plan:  The Ownership Incentive Plan herein set forth and as the same may from time to time be amended.

o.

Share Award:  An issuance or transfer of Shares at the time the Ownership Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such Shares in the future.

p.

Shares:  Shares of the Company’s common stock, without par value.

q.

Subsidiary:  A company or other entity designated by the Board of Directors in which the Company has a significant equity interest.

3.

Grants of Ownership Incentives:

a.

Subject to the provisions of this Plan, the Board of Directors may at any time, or from time to time, grant Ownership Incentives under this Plan to, and only to, Eligible Persons.

b.

Ownership Incentives may be granted in one or more of the following forms:

i.

Options,

ii.

Appreciation Rights,

iii.

Share Awards, or

iv.

a combination of Options, Appreciation Rights, and/or Share Awards.

c.

Ownership Incentives contingently granted prior to the approval of this Plan by the Company’s Board of Directors  but subject to such approval shall be deemed to be granted hereunder as of the date of such approval.

4.

Shares Subject to this Plan:

a.

The aggregate number of Shares which may be granted under this Plan shall not exceed 50,000 Shares.

b.

Shares covered by an Option or Appreciation Right which is no longer exercisable by reason of expiration or termination shall be deemed forfeited and such Shares shall again be available for grant under this Plan.

c.

The issuance of any Appreciation Rights shall reduce the number of Shares available  for the grant of Ownership Incentives on the same basis as the issuance of Options and Share Awards.

d.

The Shares issued in connection with this Plan may be either authorized but unissued shares or treasury shares with the Board of Directors to make the decision as to which type of Shares are to be issued.

5.

Options:  Ownership Incentives in the form of Options shall be subject to the following provisions:

a.

Upon the exercise of an Option, the purchase price shall be paid in cash.

b.

Each Agreement shall specify the period during which the Options may be exercised and shall provide that the Options shall expire at the end of such period (or periods); provided that such expiration date shall not be later than ten years from the date of grant thereof.  Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.  Provided, however, that the date of exercise of an Option shall be determined under procedures established by the Board of Directors.  Any term or provision in any outstanding Option specifying that the Option not be immediately exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Board of Directors, provided, however, no such modifications of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to the optionee.

c.

Subject to the expiration of and the termination of Options under an Agreement, each Option shall be exercisable during the life of the optionee only by the optionee and, after the optionee’s death, only by the optionee’s estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution.  An Option, to the extent that it is vested and shall not have been exercised, shall terminate at the close of business on the thirtieth day following the date the optionee ceases to be an employee of the Company, unless the optionee ceases to be an employee because of (i) Cause, (ii) resignation with the consent of the Board of Directors (which consent may be given before or after resignation), or (iii) by reason of death, incapacity or retirement under a retirement plan of the Company.  If an optionee ceases to be an employee for Cause, then any Option granted hereunder, to the extent it shall not have been exercised, shall immediately terminate.  Except as provided in the next sentence, if the optionee ceases to be an employee by reason of resignation with the consent of the Board of Directors, the Option shall terminate three months after the optionee ceases to be an employee.  If the optionee ceases to be an employee by reason of death, incapacity or retirement, or if the optionee should die during the three-month period referred to in the preceding sentence, the Option shall terminate fifteen months after the optionee ceases to be an employee due to such event.  In the event of death, incapacity or retirement, each Option held by an employee shall immediately vest and be exercisable, subject to the limitations contained herein.  A leave of absence for military or governmental service or for other purposes shall not, if approved by the Board of Directors, be deemed a termination of employment within the meaning of this paragraph (c).  Notwithstanding the foregoing provisions of this paragraph (c) or any other provisions of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years.

d.

Options shall be granted for such lawful consideration as the Board of Directors shall determine.  No Option may be granted with an exercise price which is below the Fair Market Value of a Share on the date of the grant without the approval of the Board of Directors.

e.

No Option nor any right thereunder may be assigned or transferred by the optionee except by will or the laws of descent and distribution.  If so provided in the Agreement or if so authorized by the Board of Directors and subject to such terms and conditions as are specified in the Agreement or by the Board of Directors, the Company shall have the right, upon or without the request of the holder of the Option and at any time or from time to time, to cancel all or a portion of the Option then subject to exercise and, at the Company’s election, either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the Shares subject to the portion of the Option so canceled over the aggregate purchase price of such Shares, or (ii) issue or transfer Shares to the holder with a Fair Market Value, at such time or times, equal to such excess.

f.

Each Option shall be evidenced by a written Agreement, which shall contain such terms and conditions (including, without limitation, Performance Objectives), and shall be in such form, as the Board of Directors may determine, provided the Agreement is consistent with this Plan and incorporates it by reference.  Notwithstanding the preceding sentence, an Agreement if so recommended by the Board of Directors, may include restrictions and limitations in addition to those provided for in this Plan.

g.

Options may be either Incentive Options or Nonqualified Options at the discretion of the Board of Directors.  Options not otherwise designated shall be Nonqualified Options.  Notwithstanding any other provisions herein, the following provisions shall apply to all Options:

(i)

Option price:  The exercise price of any Option shall not be less than the Fair Market Value of the stock on the date of grant of such Option; provided, however, that the exercise price of any Option granted to any person who on the date of grant owns (within the meaning of Section 425(d) of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary shall not be less than 110% of the Fair Market Value of the stock on the date of grant.

(ii)

Period within which Option may be exercised:  Not more than the following percentages of each Option granted under this Plan may be exercised prior to the expiration of the following number of years after the effective date of the grant of such Option:

Years after Effective Date of Grant

Vested Percentage

Less than 1

0%

At Least 1 but less than 2

20%

At Least 2 but less than 3

40%

At Least 3 but less than 4

60%

At Least 4 but less than 5

80%

At Least 5 but no more than 10

100%

The maximum term of any Option granted hereunder shall be ten years, except that the maximum term of any Option granted to a person who on the date of grant owns (within the meaning of Section 425(d) of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary above shall be five years.

(iii)

Miscellaneous provisions relating to Incentive Options:  No Incentive Option may be granted subsequent to the tenth anniversary of the date of shareholder approval of this Plan and Incentive Options may only be granted to persons who are employees of the Company or any Subsidiary within the meaning of Section 3401 of the Internal Revenue Code.  In addition, Incentive Options may not be granted with respect to more than an aggregate of 50,000 Shares under this Plan.

h.

Any federal, state or local withholding taxes payable by an optionee upon the exercise of an Option shall be paid in cash or, unless otherwise provided by the Board of Directors, by the surrender of Shares or the withholding of Shares to be issued to the optionee, or in any combination thereof, or in such other form as the Board of Directors may authorize from time to time.  Provided, however, that all such Shares so surrendered or withheld shall be valued at the Fair Market Value for the date on which they are surrendered or withheld, and the number of Shares surrendered or withheld shall not exceed the number of such Shares necessary to satisfy the withholding obligation.

6.

Appreciation Rights:  Ownership Incentives in the form of Appreciation Rights shall be subject to the following provisions:

a.

Each grant of Appreciation Rights shall be evidenced by an Agreement specifying the number of Appreciation Rights granted and containing such other terms and conditions (which may, but need not, include Performance Objectives) as the Board of Directors may determine.

b.

Each Agreement shall specify the period during which the pertinent Appreciation Right(s) may be exercised and shall provide that the Appreciation Right(s) shall expire at the end of such period (or periods); provided that such expiration date shall not be later than ten years from the date of grant thereof.  Except as otherwise provided herein or in an Agreement, any Appreciation Right may be exercisable in full or in part in one or more installments at such time or times as may be specified in the Agreement.  Any term or provisions in any Agreement specifying that the Appreciation Right not be immediately exercisable or that it is to be exercisable in installments may be modified at any time during the term of the Agreement by the Board of Directors, provided, however, no such modifications of any outstanding Appreciation Right shall, without the consent of the Eligible Person, adversely affect any Appreciation Right theretofore granted.  The payment made upon the exercise of any Appreciation Right granted hereunder shall be made in cash.

c.

Subject to the expiration of and the termination of Appreciation Rights under an Agreement, each Appreciation Right shall be exercisable during the life of the Eligible Person only by the Eligible Person and, after the Eligible Person’s death, only by the Eligible Person’s estate or by a person who acquired the right to exercise the Appreciation Right by will or the laws of descent and distribution.  An Appreciation Right, to the extent that it shall not have been exercised, shall terminate at the close of business on the thirtieth day following the date the Eligible Person ceases to be an employee of the Company, unless the Eligible Person ceases to be an employee because of (i) Cause, (ii) resignation with the consent of the Board of Directors (which consent may be given before or after resignation), or (iii) by reason of death, incapacity or retirement under a retirement plan of the Company or a Subsidiary.  If an Eligible Person ceases to be an employee of the Employer for Cause, then any Appreciation Right granted hereunder, to the extent it shall not have been exercised, shall immediately terminate.  Except as provided in the next sentence, if the Eligible Person ceases to be an employee by reason of such resignation, the Appreciation Right shall terminate three months after the Eligible Person ceases to be an employee.  If the Eligible Person ceases to be an employee by reason of such death, incapacity or retirement, or if the Eligible Person should die during the three-month period referred to in the preceding sentence, the Appreciation Right shall terminate fifteen months after the Eligible Person ceases to be an employee due to such event.  A leave of absence for military or governmental service or for other purposes shall not, if approved by the Board of Directors, be deemed a termination of employment within the meaning of this paragraph (c).

d.

No Appreciation Right may be assigned or transferred by the Eligible Person except by will or the laws of descent and distribution.  If so provided in the Agreement or if so authorized by the Board of Directors and subject to such terms and conditions as are specified in the Agreement or by the Board of Directors, the Company shall have the right, upon or without the request of the holder of an Appreciation Right and at any time or from time to time, to cancel all or a portion of the Appreciation Right then subject to exercise and pay the holder an amount of cash for each Appreciation Right equal to the excess, if any, of the Fair Market Value of a Share at the date of cancellation over the Fair Market Value of a Share at the time the Appreciation Right was granted.

e.

Any federal, state or local withholding taxes payable upon the exercise of an Appreciation Right shall be paid in cash by the Eligible Person or withheld from the cash payment made to the Eligible Person pursuant to the exercise of the Appreciation Rights.

7.

Share Awards:  Ownership Incentives in the form of Share Awards shall be subject to the following provisions:

a.

Shares subject to a Share Award may be issued or transferred to the Eligible Person at the time the Share Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Board of Directors shall determine.  In the event that any such issuance or transfer shall not be made to the Eligible Person at the time the Share Award is granted, the Board of Directors may provide for payment to such Eligible Person, either in cash or in Shares from time to time or at the time or times such Shares shall be issued or transferred to such Eligible Person, of amounts not exceeding the income distributions which would have been payable to such Eligible Person in respect of such Shares (as adjusted under Section 9) if they had been issued or transferred to such Eligible Person at the time such Share Award was granted.  Any amount payable in Shares under the terms of a Share Award may, at the discretion of the Board of Directors, be paid in cash, on each date on which delivery of Shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the Shares which would otherwise have been delivered.

b.

A Share Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Share Award or of the Shares issued or transferred pursuant to such Share Award, as the Board of Directors shall determine; provided, however, that upon the issuance or transfer of Shares pursuant to a Share Award, the recipient shall, with respect to such Shares, be and become a Shareholder of the Company fully entitled to receive income distributions, to vote and to exercise all other rights of a Shareholder except to the extent otherwise provided in the Share Award or in other Agreements.  The Board of Directors may, in its sole discretion, but shall not be required to, specify in any Agreement governing a Share Award that the issuance, transfer and/or retention of some or all of the Shares covered by the Share Award shall be subject to the attainment of Performance Objectives.  Each Share Award shall be evidenced by an Agreement.

c.

In the event the holder of Shares subject to a Share Award dies prior to the time such Shares are no longer subject to forfeiture pursuant to the terms of the Agreement governing the Share Award, the estate of such holder may retain such Shares subject to the restrictions set forth in the Agreement governing the Share Award.

8.

Combinations of Appreciation Rights, Share Awards and Options:  Ownership Incentives in the form of combinations of Options, Appreciation Rights and/or Share Awards shall be subject to the following provisions:

a.

An Ownership Incentive may be a combination of an Option with a form of Appreciation Right and/or with any form of Share Award; provided, however, that the terms and conditions of such Ownership Incentive pertaining to an Option are consistent with Section 5, the terms and conditions of such Ownership Incentive pertaining to an Appreciation Right are consistent with Section 6, and the terms and conditions of such Ownership Incentive pertaining to a Share Award are consistent with Section 7.

b.

Such combination Ownership Incentive shall be subject to such other terms and conditions as the Board of Directors may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof.  Such combination Ownership Incentive shall be evidenced by a written Agreement in such form as the Board of Directors shall determine, provided it is consistent with this Plan and incorporates it by reference.

9.

Adjustment Provisions:  In the event that any recapitalization, reclassification, or any similar transaction shall be effected, or the outstanding Shares are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of Shares or other securities of the Company or for shares of the stock or other securities of any other company, or a record date for determination of holders of Shares entitled to receive a share split or a dividend payable in Shares shall occur, (i) the number of Shares or other securities that may be issued or transferred pursuant to Ownership Incentives or with respect to which a cash payment pursuant to the Ownership Incentive is determinable, (ii) the number and class of Shares or other securities which have not been issued or transferred under outstanding Ownership Incentives, (iii) the purchase price to be paid per Share or other security under outstanding Options, and (iv) the price to be paid by the Company or a Subsidiary for Shares or other securities issued or transferred pursuant to Ownership Incentives which are subject to a right of the Company or a Subsidiary to reacquire such Shares or other securities, shall in each case be equitably adjusted.

10.

Acceleration:     During the period beginning three months prior to the effective date of any Change of Control of the Company and ending on the first anniversary of such a Change of Control, one hundred percent (100%) of the Ownership Incentives granted herein which have then been outstanding hereunder for at least six months shall vest or be exercisable by the Eligible Person in the event that (i) the Eligible Person’s status as an employee is involuntarily terminated by the Company (or, if applicable, a Subsidiary) for any reason other than Cause, or (ii) the Eligible Person voluntarily terminates his status as an employee as the result of a material reduction in the Eligible Person’s duties, title or compensation from the Company.  Such vesting shall occur without regard to any limitation imposed by the Plan or the Board of Directors at the time the Ownership Incentive was granted, which permits all or any part of the Ownership Incentive to be exercised only after the lapse of time or the attainment of Performance Objectives or other conditions to exercise, and such Ownership Incentives will remain vested and exercisable until the expiration of the Ownership Incentive.

11.

Term:  This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the shareholders of the Company.  This Plan shall remain in effect until such time as it is terminated by the Board of Directors; provided, however, that no Incentive Options may be granted after the tenth anniversary of the effective date of the Plan.

12.

Administration:

a.

The Plan shall be administered by the Board of Directors.  Grants of Ownership Incentives may be recommended by the Board of Directors either with or without consultation with employees or officers of the Company, but, anything in this Plan to the contrary notwithstanding, the Board of Directors shall have full authority to act in the matter of selection of all Eligible Persons and in recommending Ownership Incentives to be granted to them.

b.

Subject to the provisions of this Plan, the Board of Directors shall specify in each Agreement the terms of each Ownership Incentive, including, where applicable, the exercise price, any provisions regarding redemption or forfeiture of Ownership Incentives or Shares, acceleration or extension of exercise dates, and such other matters as the Board of Directors determines to be appropriate.  The Board of Directors may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established.  The Board of Directors may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable.  All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Shareholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

c.

Members of the Board of Directors acting under this Plan shall be indemnified, if applicable, in accordance with the terms of the Company’s Articles of Incorporation and Code of Regulations.

13.

Changes in Form or Acquisitions:  If the Company should, either pursuant to an initial public offering or otherwise, merge or consolidate, or purchase or exchange stock or assets with another entity, the Company in connection therewith, upon the recommendation and approval of the Board of Directors, (i) may assume, in whole or in part and with or without modifications or conditions, any ownership incentives granted by such other entity to its employees, in their capacity as such, (ii) may grant new Ownership Incentives in substitution therefore; provided that the granting of an Ownership Incentive with the terms and conditions of the assumed or substitute Ownership Incentives is permissible under this Plan, or (iii) may cause such other entity to assume the obligations of the Plan and substitute ownership incentives in such other entity for the Ownership Incentives granted hereunder, provided that such assumption shall not, without the consent of the Eligible Person, adversely affect any Ownership Incentive theretofore granted to such Eligible Person.

14.

General Provisions:

a.

Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in his or her relationship with the Company, or shall affect the right of the Company to terminate any employee at any time with or without cause.

b.

No Shares shall be issued or transferred pursuant to an Ownership Incentive unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with.  No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any Shares allocated or reserved for the purposes of this Plan or subject to any Ownership Incentive except as to Shares, if any, as shall have been issued or transferred to him.

c.

During the exercise period of an Ownership Incentive, no person entitled to exercise any Ownership Incentive granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any Shares issuable upon exercise of such Ownership Incentive until certificates representing such Shares shall have been issued and delivered.

d.

The Company may, with the approval of the Board of Directors, enter into an agreement or other commitment to grant an Ownership Incentive in the future to a person who is or will be an Eligible Person at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of an Ownership Incentive until the date on which the Company takes action to implement such agreement or commitment.

e.

In the case of a grant of an Ownership Incentive to an employee of a Subsidiary, such grant may, if the Board of Directors so directs, be implemented by the Company issuing or transferring the Shares, if any, covered by the Ownership Incentive to the Subsidiary, for such lawful consideration as the Board of Directors may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Ownership Incentive specified by the Board of Directors pursuant to the provisions of this Plan.  Notwithstanding any other provision hereof, such Ownership Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Board of Directors on the date it is delivered by the Subsidiary or on such other date between said two dates, as the Board of Directors shall specify.

f.

The Company may make such provisions as it may deem appropriate for the withholding of any taxes which the Company determines it is required to withhold in connection with any Ownership Incentive.

g.

Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, or group insurance plan.

h.

The invalidity or unenforceability of any provision of the Plan or an Agreement shall not affect the validity of the other provisions, and this Plan and any Agreement shall be construed in all respects as if the invalid or unenforceable provision(s) were omitted.

i.

The Company shall take all necessary or appropriate actions to ensure that all grants of Ownership Incentives and all exercises thereof under this Plan are in full compliance with all Federal and state securities laws.

15.

Amendments and Discontinuance:

a.

This Plan may be amended by the Board of Directors.

b.

The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

c.

No amendment or discontinuance of this Plan by the Board of Directors shall, without the consent of the Eligible Person, adversely affect any Ownership Incentive theretofore granted to him.